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                                                                   EXHIBIT 10.15

                 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
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                     MARKETING AND DISTRIBUTION AGREEMENT
               BETWEEN EASTMAN KODAK COMPANY AND LIFE F/X, INC.


        This worldwide marketing and Distribution Agreement is entered into as of this ___ day of January, 2001, by and between Eastman Kodak Company, a New Jersey corporation with its principal office at 343 State Street, Rochester, New York 14650 ("Kodak") and Lifef/x, Inc., a Nevada corporation with its principal office at 153 Needham Street, Newton, MA ("Life F/X"), hereinafter referred to collectively as the Parties.

WHEREAS, Life F/X has developed software (the "Software") which is capable of transforming a digital image of a face ************************************
***************** that can move, talk, and express emotion when played on a Life F/X player such as Genesis or Babble, as more fully described below, and

WHEREAS, Kodak has a various channels of distribution through which it can distribute the Genesis and Babble Software and Stand-Ins generated by the Jetson Software (as all such terms are defined below).

Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1. TERM. This Agreement is binding as of the date on which it is fully executed by the Parties ("Effective Date") and will continue from the date of such execution until the date that is three (3) years plus ninety (90) days from the date on which the Jetson Software (as defined below) is accepted by Kodak for commercialization purposes pursuant to Section 3(c)ii.

2. DEFINITIONS. "Software" as used in this Agreement shall mean the following items of software:

   a. GENESIS SOFTWARE: as used in this Agreement shall mean the software program developed by Life F/X (or its licensors) with which digital humans using text-to-speech (TTS) synthesis can be used on Windows based personal computers (W98/ME/NT/2K), and can be transmitted and played on the internet at 28.8kbps or greater modem speeds.

   b. BABBLE SOFTWARE: as used in this Agreement shall mean the software program developed by Life F/X (or its licensors) that can perform all of the functions of the Genesis Software and is also able to lip-sync a digital human to an actual human voice.

   c. JETSON SOFTWARE: as used in this Agreement shall mean the software program developed by Life F/X (or its licensors) that will allow for the creation of Stand-Ins that when used with the Babble Software or another Life F/X player, are email enabled and will have any other functionality described in Exhibit A. Such software shall be capable of transforming (with human intervention for the purposes described in Exhibit A) a digital image of a face (provided by a consumer or professional photographer) that meets Life F/X's minimum criteria into ******* ***************** that can move, talk and express emotion when used with the Babble Software or another Life F/X player. The minimum criteria for use of the


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          digital image is set forth in Exhibit A hereto. Additionally, the
          *********************** created by the Jetson Software shall be able to lip-sync either synthesized or actual voice messages provided by the consumer and generate facial movements and expressions in a photo-realistic manner when used with the Babble Software or another Life F/X player. The Jetson Software shall enable the creation of digital Stand-Ins in less than one minute on PC servers when used and configured in an "appropriate system." When used with Babble or another Life F/X player, the Stand-Ins can be transmitted and played on the internet at modem speeds of 28.8kbps or greater. An "appropriate system" consists of networked Wintel systems with the most up-to-date CPU and hardware architecture available at the time the Jetson Software is configured as specified by Life F/X as single or multi processors. The Jetson Software shall substantially conform to specification requirements listed in Exhibit A hereto. The Jetson Software includes the ability to create a Stand-In that when used with the Babble Software or another Life F/X player can be used for ****** purposes but does not include creating Stand-Ins that are enabled for ******** use. If Life F/X obtains appropriate access to the relevant hardware and software architecture, the Stand-In created by the Jetson Software will also include the ability, when used with the Babble Software or another Life F/X player, to be used for ****************
          **********

     d. STAND-IN: as used in this Agreement shall mean the ***************** digital reproduction of a photographic image of a face that can move, talk and express emotion in a photo-realistic manner when used with Babble or another Life F/X player.

     e. RELATED SOFTWARE ACCESSORIES: as used in this Agreement shall mean accessories and additional. Jetson Software functionality and/or capabilities as the parties may mutually agree to develop during the term of this Agreement.

     f. **************************** as used in this Agreement shall mean the process by which Life F/X can cause a Stand-In developed with the Jetson Software to be ***************************** when used with the Babble Software or another Life F/X player.

     g. ***************** IMAGE: as used in this Agreement shall mean a Stand-In ***********************************************************
          ********************************************************************
          has limited head motion and accuracy.

     h. ALPHA VERSION: as used in this Agreement shall mean a version comprising a prototype or proof of concept that includes major functions, but which is not fully operational.

     i. BETA VERSION: as used in this Agreement shall mean a version that includes all agreed functionality, but perhaps requiring additional testing in a controlled customer environment, with subsequent modifications to the product, documentation or packaging prior to full release of the product.

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     j.   FACILITY: as used in this Agreement shall mean a production site which receives digital images from consumers or professional photographers and converts these images to Stand-ins using the Jetson Software.

     k. WEB ENABLED MARKETS OR ACCOUNTS: as used in this Agreement shall mean the sale of Web Enabled Stand-Ins.

     l. KODAK'S *********************** as used in this Agreement means that division of Kodak focused on the **************** market, as such division has been previously identified by Kodak in its annual reports to shareholders.

3.   KODAK OBLIGATIONS

     a. WITH RESPECT TO GENESIS SOFTWARE: Upon the execution of this Agreement, Kodak will use commercially reasonable efforts to:

          (i)   distribute the Genesis Software on the ************************
                ***********************************************************
                ******* and, until the Babble Software is available, on subsequent versions of the Kodak ***********

          (ii)  distribute the Genesis Software on ********* and other Kodak
                ***********************************************************
                ************************************************** until the
                Babble Software is available; and

          (iii) include a "Powered by Life F/X" ingredient brand in proximity or conjunction with the Genesis Software on the Kodak ******** ********* promotional material and content that includes or otherwise uses the Genesis Software.

     b. WITH RESPECT TO BABBLE SOFTWARE: Upon release of the Babble Software Kodak will use commercially reasonable efforts to distribute the Babble Software on the next available release version of the Kodak ********** and, for so long as this Agreement is in effect on subsequent versions of the Kodak *********************** and on other current and future Kodak ***************** retail outlets, marketing partnerships and distribution channels. To the extent that Kodak distributes the Babble Software, it will include a "Powered by Life F/X" ingredient brand in proximity or conjunction with the Babble Software on the Kodak ******************** promotional material and content that includes or otherwise uses the Babble Software.

     c.   WITH RESPECT TO JETSON SOFTWARE:

          (i) Within 30 days of its receipt of an Alpha Version of the Jetson Software, Kodak will provide Life F/X with comments regarding
                (1) ease of use, (2) success of use, and (3) general quality of the ***************** Stand-In.

          (ii) Within 30 days of its receipt of a Beta Version of the Jetson Software, Kodak will provide Life F/X with any comments regarding (1) ease of use, (2) success of use, (3) general quality of the Stand-In, and (4) whether the Beta version is acceptable to Kodak for commercialization purposes. Kodak will inform Life

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               F/X promptly, in writing, once it has accepted the Jetson
               Software for commercialization purposes. In the event that the Beta version is not acceptable to Kodak, Kodak will give Life F/X written notice within such 30 day period specifying the problems Kodak has identified. Life F/X shall thereupon have 30 additional days, or such longer period as the parties may mutually agree upon, to cure such problems. If Life F/X cannot cure such problems within such period of time, and if in Kodak's opinion such problems are material to Kodak's ability to commercialize the Jetson Software then, at either party's option, they may terminate this Agreement by giving written notice to that effect. Once Kodak has accepted a Beta Version for commercialization (A) the three-year plus ninety (90) day period referenced in Section 1 shall commence as of the date of Kodak's letter stating its acceptance of the Beta version for commercialization purposes;
               (B) Kodak will immediately commence the planning and design of the marketing effort contemplated by Section 3(c)(iv)(D) below,
               (C) Kodak shall commence building the Facility, (within 90 days after ***************, Kodak and Life F/X will mutually agree to the minimum number of Stand-Ins which the Facility will be capable of processing a day), and (D) within ninety (90) days of such acceptance Kodak shall commence "commercialization." The term "commercialization" means the sale of Stand-Ins to consumers as contemplated by this Agreement. Life F/X shall have the right of reasonable approval of Kodak's marketing plans and efforts.

     (iii) Within 90 days from Kodak's acceptance of the Jetson Software for commercialization purposes, or in ************, whichever is later, Kodak shall commercialize products and services that use the Jetson Software. Such commercialization shall include commencing the marketing and promotional activities described below and commencing the processing of Stand-Ins for consumers.

      (iv) During the first year of commercialization by Kodak of the Jetson Software, Kodak will:

               A. operate a ********************, and on other appropriate ************* managed by Kodak, (as reasonable determined by Kodak), that will allow for the purchase of Stand-Ins, created with the use of Jetson Software, by consumers.

               B.   Allocate and spend at least *******************************
                    for Stand-Ins through Kodak ********************
                    **********.

               C. Assign the following Kodak employees or their replacements to assist in the integration and marketing of the Jetson Software with related Kodak products: For Integration
                    Issues: *********; For Marketing Issues: ****************.

               D.   Expend at least ***********************************
                    **************** to promote and advertise the products and services that use the Jetson Software. These Marketing efforts shall commence upon Kodak's launch of products which use the Jetson Software unless otherwise mutually agreed. Such "in-kind" marketing efforts shall include, where reasonably


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                    applicable, marketing the Stand-ins and services, on all
                    current and future Kodak ********************************
                    ************************ marketing on the Kodak *********
                    marketing in Kodak's current and future retail outlets and partnership arrangements (to the extent agreed to by retailers and partners), and marketing to ****************
                    **********************************************************
                    **********************************************************
                    and other Kodak products. Subject to Section 5 hereof, the level of marketing efforts referenced in this subparagraph D shall also apply to the second and third years of the Term of this Agreement.

     d. Once Kodak has accepted the Jetson Software for commercialization, and has enabled the Facility, Kodak shall process any Stand-Ins generated by Life F/X for *********** Markets or Accounts which are not considered obscene, pornographic or otherwise similarly objectionable. In addition, Kodak shall have the right at all times to review the digital images submitted, to disclose the images as necessary to satisfy any laws, regulations or government requests, and to refuse to process, in Kodak's reasonable discretion, any images deemed objectionable for the reasons described above or in violation of this Agreement. Life F/X shall receive ******************************. As such, the prices charged to Life F/X for the processing of a Stand In shall be **********************************************************
          *******************************************************************
          *****************

     e. During the Term of this Agreement, Kodak shall give all purchasers of Stand-Ins notice that such Stand-Ins can be ***********. Such notice shall be of a form and substance mutually agreed to by the Parties.

     f. Kodak shall include a "Powered by Life F/X" ingredient brand in proximity to or conjunction with all Stand-Ins it sells.

     g. Where appropriate, Kodak will work in good faith with Life F/X, to prepare any presentations to be made by Life F/X concerning the Software and resulting products to Kodak's partners and OEM relationships (and Kodak will assist Life F/X with introductions to such parties) as well as presentations to other third parties reasonable identified by Life F/X.

     h. Kodak acknowledges and agrees that licenses granted in this Agreement may not be sublicensed or assigned except to the extent of the end-user licenses contemplated by Sections 4.a and 4.b., below.

4.   LIFE F/X OBLIGATIONS

     a. WITH RESPECT TO GENESIS SOFTWARE: Life F/x grants Kodak a royalty free license to use, market, distribute and support (but not modify) the Genesis Software on the Kodak *************************************
          ************** in the form provided to Kodak by


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          Life F/X, which shall include the end user license provided to Kodak by Life F/X. Additionally, in ***********, Life F/X shall provided Kodak with a minimum of 5 "demo" versions of the Genesis Software to allow Kodak to: introduce the Genesis Software to certain Kodak customers, gain feedback regarding the viability of the Genesis Software, and to discuss market testing and launch plans with the **************************************** This license shall terminate upon the earlier of the termination of this Agreement or upon delivery of the Babble Software to Kodak, except that Kodak will have a right to continue to market, distribute, and support any products containing the Genesis Software and in existence on the date on which the Babble Software is delivered to Kodak, until the earlier of (i) when any and all such product is sold or distributed or (ii) 180 days after such termination.

     b. WITH RESPECT TO THE BABBLE SOFTWARE: Life F/X grants to Kodak a royalty free license to market, distribute and support (but not modify) the Babble Software, which shall be distributed to end users on the Kodak ************************************************, in
          the form provided by Life F/X to Kodak, which shall include the end user license provided to Kodak by Life F/X. Additionally, in ****************** Life F/X shall provide Kodak with a minimum of 5 "demo" versions to allow Kodak to introduce the Babble Software to certain Kodak customers, gain feedback regarding the viability of the Babble Software, and to discuss market testing and launch plans within the ******************************** markets. This license shall terminate upon the termination of the Agreement, except that Kodak will have a right to continue to market, distribute, and support any products containing the Babble Software and in existence on the date on which this Agreement terminates, until the earlier of (i) when any and all such product is sold or distributed or (ii) 180 days after such termination.

     c.   WITH RESPECT TO JETSON SOFTWARE:

               (i) Life F/X will provide Kodak with and Alpha Version of the Jetson Software as soon as such version is available. Such Alpha Version will allow for the creation of Stand-Ins that, when used with the Babble Software or another Life F/X player, are ******** enabled. Subject to meeting the conditions set forth in Section 2.c of this Agreement, such Stand-Ins shall also be ******** **************** enabled when used with the Babble Software or another Life F/X player. Life F/X will work in good faith with Kodak to evaluate and improve the Alpha Version until such time as Life F/X believes such version is a complete Beta Version. In order to allow Kodak to prepare to launch products generated by the use of the Jetson Software, Life F/X shall provide Kodak with an updated status report in ******** regarding the Jetson Software and confirming the date by which the Jetson Software will be made available to Kodak in Beta Version.

               (ii) In or before ********, Life F/X shall deliver the Beta Version of the Jetson Software to Kodak, which will have the functionality described above in Exhibit A. In the event that the Beta version is not acceptable to Kodak, Life F/X will have 30 days from the date of written notice of non-acceptance by Kodak, or such longer


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               period as the Parties may mutually agree upon, to cure any problems identified by Kodak. If Life F/X fails to cure such problems within the specified time, and if in Kodak's opinion such problems are material to Kodak's ability to commercialize the Jetson Software then, at either party's option, they may terminate this Agreement by giving written notice to that effect.

               (iii) In or before **********, Life F/X shall deliver to Kodak a version of the Jetson Software acceptable to Kodak for commercialization by Kodak. This version of the Jetson Software shall be able to perform as detailed herein, and in Exhibit A, and shall produce photo-realistic Stand-Ins that are virtually indistinguishable from video quality, and which when used with the Babble Software or another Life F/X player will allow the consumer to easily transmit the Stand-In via an ********, or, subject again to Section 2.c hereof, will allow the consumer to use the Stand-In to participate in ******************************
               ****, and drive it from either their keyboard (text to speech) or voice input from a microphone on their computer. The user must be able to open the Stand-In and view it in an amount of time comparable to the time it takes to open a text email.

               (iv) Life F/X grants to Kodak a royalty bearing license to use the Jetson Software for the purpose of creating and marketing Stand-Ins. the royalty payments due under this license are described below in Section 6 of the Agreement. Such license shall terminate upon the termination of this Agreement, except that Kodak will have a right to continue to use the Jetson Software for a period of not more than one year to process any orders in hand or contemplated under any other existing contractual obligation pursuant to consumer offers as of the date of termination.

     d. Life F/X will provide Kodak, at no cost to Kodak, to its best commercially reasonable ability, with technical training, information and support during normal business hours regarding the Genesis, Babble and Jetson Softwares to enable Kodak to perform to the satisfaction of its customers. In addition, Life F/X will provide Kodak, at no cost to Kodak, with reasonable technical assistance required to integrate the Jetson Software into a Kodak product or service as contemplated under this Agreement. Notwithstanding the foregoing, Kodak shall have no rights to the source code to any of the software nor shall it have any rights to the intellectual property (including all patent rights and trademark rights) of Life F/X except to the extent of the explicit license rights granted herein.

     e. Life F/X will provide Kodak, at no additional cost, with any and all plug-ins which are necessary to enable the ************************ created by the Genesis Software, Babble Software and/or Jetson Software to be transmitted, opened, assessed and used by a consumer ********, and subject to Section 2.c hereof, in an **************** ******** environment.

     f. Life F/X will work in good faith with Kodak to address any Software production issues.


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     g.   Life F/X will work in good faith with Kodak, to the extent requested by Kodak, to prepare for any presentations to be made by Kodak to Kodak partners which involve the use of the Jetson Software.

5.   EXCLUSIVITY.

     a. Kodak shall have an exclusive right to use the Jetson Software to create Stand-Ins in the ****************************************
          **********************************************************************
          Market) and to sell the Stand-Ins generated thereby for one year plus ninety (90) days from the date the Jetson Software is accepted by Kodak. Such rights shall continue during both the second and third year of the term of this Agreement unless at least ninety days prior to the end of any year of the Term, Kodak sends Life F/X notice that it will not commit to renew its marketing commitment (as set forth in Section 3(c)). If Kodak chooses no to renew its marketing support and exclusive rights to the Jetson Software: (1) Life F/X may pursue licensing opportunities with other companies and (2) 90 days after such failure to renew such exclusive rights, Life F/X may terminate this Agreement and Kodak's license rights hereunder, in accordance with the provisions of this Agreement.

     b. During the term of this Agreement, Kodak's ************************ shall not market or use any software other than the Jetson Software capable of transforming a digital image of a person's face (as provided by a ******************************** into a ************
          ******** image that can move, talk and express emotion. For a period of 3 months after termination of this Agreement, Kodak's ******************** shall not market or use any software capable of transforming a digital image of a person's face (as provided by a
          **********************************************************************
          image that can move, talk and express emotion.

6. FEES. Commencing upon the commercialization of the Jetson Software, and throughout the entire term of this Agreement, Kodak shall pay to Life F/X a royalty fee equal to the greater of ************************ generated for each Stan-In sold by Kodak. The parties also agree that on or before the date of acceptance by Kodak of the Jetson Software the parties will negotiate in good faith a minimum royalty amount to be paid by Kodak during each year of the term of this Agreement commencing upon the commercialization of the Jetson Software by Kodak.

     Kodak and Life F/X shall mutually agree on a royalty payment for any Related Software Accessories at such time as they may be developed.

7. INTELLECTUAL PROPERTY. The parties anticipate entering into various research and development arrangements (pursuant to separate agreements) that could generate inventions. Pursuant to the terms and conditions of any such separate agreements, Life F/X will license to Kodak a Software Development Kit or API which will allow for Kodak to use the Software in vertical applications developed or otherwise owned by Kodak. The parties agree to address the appropriate ownership of such inventions in the context of entering into any such SDK, API, or research and development agreements.


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8.   WARRANTY. (a) Each Party represents and warrants to the other that (i) this
     Agreement has been executed and delivered by its duly authorized representative and constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms and (ii) the execution and performance of this Agreement does not require any consent, approval or notice under, and will not conflict with or result in a breach of ruling of any governmental authority or any other material restriction of any kind or character to which it is subject.

     EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     (b) BY LIFE F/X (i) Life F/X represents and warrants that it has the unimpaired right to license Kodak to distribute, promote, and use the Genesis Software and Babble Software and to use the Jetson Software as contemplated under this Agreement.

          (ii) Life F/X warrants that, to the best of its knowledge, neither the Genesis Software, Babble Software, Jetson Software, or any Related Software Accessories created by Life F/X (collectively referenced as the "Life F/X Products") developed and supplied to Kodak under this Agreement, will infringe any intellectual property rights of another. If either party discovers the existence of any such infringement, Life F/X shall attempt to procure a license from the person or entity claiming or likely to claim infringement, or to modify the Life F/X Product to avoid the infringement. Any costs of obtaining any such license or making any such modification shall be borne by Life F/X.

9.   USE OF TRADEMARKS.

     a. BY LIFE F/X. Subject to the terms of this Agreement, Life F/X grants to Kodak a non-exclusive right and license to use the Life F/X trademark or ingredient mark as depicted on Exhibit B hereto in connection solely with its rights and obligations hereunder. Such marks shall be of a size and location reasonably agreed upon by Life F/X and Kodak. Kodak may not transfer or assign this license or any other right to use the Life F/X trademarks, ingredient marks or Software to any other party.

     b. BY KODAK. Life F/X may not use or display any Kodak tradenames, trademarks or service marks ("Marks"), nor permit them to be displayed or used by third parties, without the prior written approval of Kodak. Kodak to provide Life F/X with language regarding permitted use of trademarks within 30 days of the execution of this Agreement.

     c. Nothing in this Agreement creates in either Party any rights in the Marks of the other, and to the extent any right to use a Mark is granted under this Agreement, upon termination of the Agreement each party must discontinue use of the others Marks in any future products.


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10.  RIGHT OF FIRST REFUSAL.

     During any period when Kodak is maintaining its exclusive rights hereunder pursuant to Section 5, Kodak shall have a right of first refusal to sell, market distribute, integrate, or otherwise use any future Life F/X products aimed at ****************************************************************
     *********************************************. In the event that Life F/X develops any product aimed at such a market, or elects to promote, advertise or solicit, a product aimed at such market (an "Opportunity"), Life F/X shall inform Kodak in writing of such Opportunity (the "Opportunity Notice"). The Opportunity Notice shall describe the product with sufficient particularity (including any pricing or other similar requirements) to permit Kodak to reasonably evaluate the product. Life F/X shall deliver the Opportunity Notice to the person(s) designated by Kodak in writing for this purpose, or in the absence of any such designation to the Marketing contact identified above. Kodak shall have thirty (30) days from receipt of the Opportunity Notice to inform Life F/X as to whether or not it is interested in selling, marketing or otherwise using the Opportunity. If Kodak declines the Opportunity, the Life F/X may pursue the Opportunity with any other party. If Kodak accepts the Opportunity, the Life F/X and Kodak shall negotiate in good faith for sixty (60) days to determine the business terms of the arrangement for the Opportunity. If during such period the parties are unable to mutually agree on terms then Kodak's right of first refusal as to that Opportunity shall lapse and be of no further force and effect.

11.  TERMINATION.

     (a) This Agreement may be terminated by either party, or at its option, the party may suspend its performance of its obligations under the Agreement, if the other party has committed a material breach of the Agreement, and the material breach has not been cured within 30 days after written notice of the breach has been received by the breaching party.

     (b) This Agreement may be terminated by either party if Life F/X fails to provide Kodak, by **************** with a version of the Jetson Software which is suitable for commercialization by Kodak.

     (c) This Agreement may be terminated by Life F/X if Kodak fails to maintain its exclusivity rights pursuant to Section 5, except that the licenses granted to Kodak pursuant to Section 4, shall continue as provided therein to the extent necessary to run down inventory or process orders in hand, or as otherwise provided in Section 5.a.

12.  EFFECT OF TERMINATION OR EXPIRATION. Upon termination or expiration of this
     Agreement:

     (a) Kodak may continue to promote, market, sell or otherwise distribute any Kodak ******** or other products existing at the time of termination which contain either the Genesis or Babble Software to the extent contemplated by Section 4 of this Agreement.


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     (b)  Kodak may continue to promote, market, sell or otherwise distribute any Kodak products or services containing or using the Life F/X Products and existing at the time of termination to the extent contemplated by Section 4 of this Agreement.

     (c) Kodak must immediately stop manufacturing any additional products which contain or otherwise use the Life F/X products except Kodak shall continue to process Stand-Ins for orders in hand.

     (d) Upon any termination or expiration of this Agreement, Kodak may offer to Life F/X the right to purchase from Kodak the Facility at a price equal to the Facility's then depreciated book value. For this purpose the Facility shall mean only the hardware, software and related personal property and equipment and not the real estate in which such Facility is located. In the event that Kodak offers and Life F/X exercises this purchase right, Life F/X shall move the Facility to its own location. In the event that Life F/X is not offered the opportunity to purchase the Facility as described above, then in such event, upon the termination of this Agreement Kodak shall continue to operate the Facility to the extent requested by Life F/X for a period of up to 90 days.

     (e) Termination of this Agreement shall have no impact on any SDK or API Agreement entered into by the Parties, which shall be governed by terms thereof.

13. PRESS RELEASES OR OTHER ANNOUNCEMENTS Any press releases regarding this Agreement issued by either party must first receive the prior written approval of the other party, such approval not to be unreasonably withheld, conditioned or delayed. Neither party shall make any announcement or other statement regarding this Agreement, or any relationship arising herefrom, for a period of forty five (45) days from the date of execution. Notwithstanding the foregoing, Life F/X may (a) make private disclosures regarding this Agreement to prospective investors that have executed an appropriate nondisclosure agreement, (b) in the event that Life F/X counsel deems it necessary to make a public announcement regarding this Agreement then Life F/X may do so after prior notice to Kodak and (c) after receiving the prior written approval of Kodak, issue a press release (similarly, after receiving the prior written approval of Life F/X, Kodak may issue a press release).

14.  INDEMNIFICATION.

     (a) General Indemnification. Each Party agrees to defend, indemnify and hold the other Party harmless against all claims, demands, losses, and causes of action for personal injury or property damage arising from or based on the intentional acts, negligence, or willful misconduct of indemnitor's employees, agents, or contractors who undertake activities in connection with this Agreement, to the extent such personal injury or property damage is caused by such acts, negligence or willful misconduct. Indemnitor will pay any costs and damages, including reasonable attorneys fees, that a court finally awards against the indemnitee as a result of such claim or that are paid in settlement thereof, provided the indemnitee gives indemnitor prompt written notice of such claim and tenders to indemnitor the defense and all related settlement negotiations Notwithstanding the above, the indemnitee shall have the right, but not the obligation, at its sole discretion, to participate in any such defense at its own expense.


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     (b)  Life F/X will indemnify, defend and hold Kodak harmless against any claim that the Genesis Software, Babble Software, Jetson Software or any Related Software Accessory provided by Life F/X to Kodak, excluding any modifications made by Life F/X at Kodak's request, infringes any intellectual property rights of any third party, or causes damage to any property, personal injury or death. Life F/X will pay any costs and damages, including reasonable attorneys fees, that a court finally awards against Kodak as a result of such claim or that are paid in settlement thereof, provided Kodak gives Life F/X prompt written notice of such claim and tenders to Life F/X the defense and all related settlement negotiations. Notwithstanding the above, Kodak shall have the right, but not the obligation, at its sole discretion, to participate in any such defense at its own expense.

15. LIMITATION OF LIABILITY. In no event will either Party will be liable to the other Party for lost profits, or consequential, incidental, or punitive damages even if advised in advance of the possibility of such damages.

16. NOTICE. All notices required or desired to be given must be given must be in writing and if not personally delivered, by sent by facsimile (with a copy by regular U.S. mail) or by registered or certified mail or by overnight delivery service. If sent by facsimile or personally delivered or by overnight delivery service, notices will be deemed to have been given on the day when delivered to the other party at the address shown on the first page of this Agreement. If mailed by registered or certified mail, notices will be deemed to have been given when received or when delivery is refused. Either party may from time to time change the address to which notices to it are to be sent by giving notice of such change to the other party in writing.

17. ONGOING EFFORTS. Kodak and Life F/X will work in good faith to continue to explore promotions, marketing opportunities and digital imaging opportunities which use the unique strengths of each party. Kodak acknowledges and agrees that it shall never attempt to decompile, disassemble or reverse engineer any of the Software.

18. WAIVE. Failure by either party to enforce any term or condition of this Agreement will not be deemed a waiver of future enforcement of that or any other term or condition.

19. ASSIGNMENT. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other, which consent shall not be unreasonable withheld.

20. INDEPENDENT CONTRACTOR. Kodak and Life F/X are independent contractors, and neither party may act as agent or otherwise bind the other party to any obligations.

21. EXPORT CONTROL. Each party agrees to comply with all applicable governmental laws and regulations relating to export of technical data and products covered by this Agreement.

22. FORCE MAJEURE. Except for payments of outstanding balances when due, neither party will be liable for any damages or penalties for delay in performance when such delay is due tot he elements, acts of God, acts of civil or military authority, fire or floods, epidemics, quarantine


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     restrictions, war or riots or other circumstances outside the reasonable control of the affected party.

23. GOVERNING LAW. This Agreement will be governed by and construed according to the substantive laws of the State of New York without regard to its conflict of laws principles. The parties submit to the nonexclusive personal jurisdiction of, and waive any objection against, the United States District Court for the Western District of New York and the United States District Court for Massachusetts.

24. CONFIDENTIAL INFORMATION. During the term of this Agreement, certain information that is considered proprietary or confidential may be disclosed by or exchanged between the parties. The term "Confidential Information" means all information disclosed by one Party to the other in accordance with the following procedure: When disclosed in writing. Confidential Information must be labeled as being confidential and when disclosed orally, Confidential Information must be identified as Confidential at the time of disclosure, with subsequent confirmation to the other party in writing within 30 days after disclosure, identifying the date and type of information disclosed. During the Term and for a period of five years thereafter, each party will hold in confidence the other party's Confidential Information and must not, without the prior written consent of the other party, use such other party's Confidential Information other than to further the purposes of this Agreement or disclose the Confidential Information oh the other party to any person except its own employees or employees of its affiliates having a need to know and who shall likewise agree to be bound by the foregoing. Confidential Information shall not include any information that (i) is generally available to the public before its disclosure under this Agreement, (ii) becomes generally available to the public without default by either party under this Agreement, (iii) is lawfully in the possession of one party in written or other recorded from before the time of disclosure by the other party, (iv) is lawfully acquired by one party from a source that is not under obligation to the other party regarding disclosure of such information, (v) is disclosed by one party with permission of the other party to any third party on a non-confidential basis or (vi) is disclosed under operation of law (provided, the parties shall endeavor to give prior notice of such an event in order to allow a party to seek a protective order or the like.

     The parties agree that the terms of this Agreement are "Confidential Information" as defined above subject, however, to the proviso that Life F/X shall be permitted to disclose such terms as its counsel deems necessary to comply with applicable securities laws in connection with its filings with the Securities and Exchange Commission. Life F/X shall provide Kodak with notice of its intent to disclose such information as much in advance of such disclosure as is commercially reasonably possible.

25. SEVERABILITY. If any term of this Agreement is held invalid or unenforceable for any reason, the remainder of the provisions will continue in effect as if this Agreement had been executed with the invalid portion eliminated.

26. ENTIRE AGREEMENT. This Agreement, including and Supplements and Attachments is the entire agreement of the parties and supersedes all prior agreements and understandings, whether


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     written or oral, with respect to the subject matter of this Agreement. This
     Agreement can be modified only by a written amendment executed by authorized representatives of Life F/X and Kodak.

27. COUNTER PARTS. Facsimile signatures constitute original signatures for purposes of the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day year stated above.


EASTMAN KODAK COMPANY                           LIFE F/X, Inc.

By: /s/ Kent D. McNeely                         By: /s/ Salhany & Rosenblatt
   --------------------------------                -----------------------------

Name: Kent D. McNeely                           Name: Salhany & Rosenblatt
     ------------------------------                  ---------------------------

Title: Chief Marketing Officer                  Title: Co-Presidents
      -----------------------------                   --------------------------
       Consumer Imaging


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                                    EXHIBIT A

1.   INTRODUCTION

     The Jetson Software will be able to process digital images of a human face that meet the criteria defined below. The Jetson Software will transform the digital image to a ******** Stand-In using some human intervention, ****************. This Exhibit A details the processing steps and performance of the Jetson Software and specifies items that Life F/X and Kodak will deliver under this Agreement.

2.   PROCESSING STEPS

     The Jetson Software has five major processing steps:
     a) The face is pre-screened by a human operator and either rejected because it does not meet minimum requirements or accepted for further processing.
     b) Location of the face and face features, and typing the face based on age, sex, and skin color.
     c) Fine feature detection, analysis and mapping of **************** ******** models.
     d)   Generation of ******** face image Stand-In from the mapped data.
     e)   Final quality control verification.

3.   LIFE F/X DELIVERABLES

     a) Life F/X will deliver software for each of these five processing steps.
     b) Life F/X will deliver software that links each processing step as well as accepting JPEG images and/or images of other formats if specified by Kodak, and saving a completed ******** Stand-In to disk.
     c) Life F/X will deliver documentation of the major exported functions in the Jetson Software and an overview of the process flow.
     d) Life F/X will deliver an overview design document that shows how Kodak will build a working, production system using the Jetson Software. This document will be based on a prototype system developed by Life F/X and used for testing and evaluating the Jetson Software.
     e) LifeFX will work with Kodak to define access methods to integrate the Life F/X process with the Kodak photo-finishing and image processing process.

                Exhibit A - Confidential to Life FX and Kodak                  1


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     f)   Life F/X will deliver executable (compiled, linked) code for the
          Jetson Software's computer vision and graphics algorithms. When essential for proper integration of the Jetson Software with the Kodak process, LifeFX may provide Application Programming Interfaces for some selected modules.

4.   KODAK DELIVERABLES

     a) As Kodak has developed expertise and know-how in digital imaging and that its expertise can potentially accelerate the development of the Jetson Software, it is expected that Kodak will provide technical assistance to Life F/X where possible, including consultation with digital imaging and system development experts at Kodak.
     b) Kodak will work with LifeFX to integrate appropriate hooks with the Kodak Digital Imaging, Retouching and Finishing process, and define a common set of input and output methods for the integration of the Jetson Software within the Kodak network of photo-finishing processes.
     c) Kodak will purchase, equip and maintain all items and personnel for the production systems (the "Facility").
     d) Kodak will provide Life F/X with a large sample of input face images and Jetson results to be used by Life F/X to improve or adjust the Jetson Software. These images and data will be kept confidential and used only for research.
     e) Kodak will provide Life F/X with enough information about the Facility, its operation and its network infrastructure to allow
          LifeFX to best design, modularize and optimize the Jetson Software.

5.   GENERAL IMAGE REQUIREMENTS

     These items are necessary for the Jetson Software to create a ******** Stand-In.

     a) The input image must be a high-quality, color digital image. The input formats will include at a minimum JPEG. Kodak will cooperate with LifeFX on the selection and integration of other digital image formats. In particular Kodak will provide LifeFX with the appropriate software if image formats proprietary to Kodak must be integrated in the Jetson Software.
     b) The Jetson Software will convert only one face to a **************** Stand-In per digital image. There should also be only one human face in an image, but the Jetson Software will also handle images including smaller faces (such as photographs on a wall) in the image background. If there is more than one face in the image, than Jetson needs to be informed of which face is to be converted.
     c)   The entire face, head, and neck must be in the image.
     d) The face must be looking straight into the camera with no more than ** ******** of roll, pitch or yaw of the face, with respect to the focal plane and principle axis of the camera.

                Exhibit A - Confidential to Life FX and Kodak                  2

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     e)   For best results the camera must be essentially level with the eyes and the image focal plane must be essentially parallel to the face plane.
     f) For best results the face must have an expression close to a neutral expression and the eyes must be open and looking almost directly at the camera.
     g) For best results the face must be evenly illuminated, so Jetson can find the face features, and have no reflections from the eyeglasses that affect the view of the eyes.
     h) For best results there must be at least **************** steps of contrast within the face.
     i)   For best results the face must be in sharp focus.
     j) The size of the face image, from chin to natural hairline, must be *** **************** as otherwise the model or the animation may not meet required quality standards.
     k) The face features must be visible. As examples, hats, dark glasses, hair, cellular telephones, hands, large beards or cigarettes must not obscure the face. There should be nothing under the chin that would restrict apparent motions of the jaw.
     l) In the first version(s) of the Jetson Software it may be required that the eyeglasses be removed, as they can confuse the Software.

6.   SYSTEM CONFIGURATION

     The details of the production system (the "Facility") remain to be fully delineated in collaboration between Kodak and Life F/X. Each computer would be at a minimum a Pentium IV, 1.5 GHz class machine with at least 256 MB memory and adequate disk storage. However LifeFX will use the fastest Pentium class machine, or successor to the Pentium, available at the time of delivery of the Jetson Software, with the architecture specified including graphics card, memory, data storage specified by LifeFX and with possibly a graphics co-processor and/or multi-processors. The Jetson will be developed in a modular manner and consisting of sub-processes (or steps) that can be configured to run on individual computers configured as workstations and servers and interconnected to optimally maximize the production and best integrate with Kodak's infrastructure.






                Exhibit A - Confidential to Life FX and Kodak                  3